UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

TRAC INTERMODAL LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

551112

(Primary Standard Industrial

Classification Code Number)

46-0648957

(I.R.S. Employer Identification No.)

750 College Road East

Princeton, New Jersey 08540

(609) 452-8900

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, TRAC Intermodal LLC (the “Company”) and TRAC Intermodal Corp. (the “Co-Issuer” and, together with the Company, the “Issuers”) are parties to the Indenture, dated as of August 9, 2012 (the “Base Indenture”), among the Guarantors (as defined therein) and Wells Fargo Bank, National Association, as trustee and as notes collateral agent (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of March 15, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuers, TRAC Logistics LLC (“TRAC Logistics”), TRAC Drayage LLC and the Trustee relating to the Company’s 11% Senior Secured Notes due 2019 (the “Notes”).  On October 21, 2015, the Issuers, TRAC Chassis Pool Management LLC (“TRAC Chassis”), TRAC Services LLC (“TRAC Services” and, together with TRAC Chassis, the “New Guarantors”) and the Trustee entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, pursuant to which the New Guarantors provided a full and unconditional guarantee of the Notes.  The New Guarantors are each subsidiaries of TRAC Logistics.  TRAC Logistics is a subsidiary of Interpool, Inc., d/b/a TRAC Intermodal (“Interpool”), which is a subsidiary of the Company.  The foregoing description is qualified in its entirety by the complete terms of the Second Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously reported, Interpool is party to an asset backed credit agreement, dated as of August 9, 2012 (as amended or modified from time to time, the “Credit Agreement”), among the loan parties listed therein, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).  On October 21, 2015, TRAC Chassis and the Administrative Agent entered into a joinder to the Credit Agreement (the “TRAC Chassis Joinder”) and TRAC Services and the Administrative Agent entered into a joinder to the Credit Agreement (the “TRAC Services Joinder” and, together with the TRAC Chassis Joinder, the “Joinder Agreements”), pursuant to which each New Guarantor agreed to guaranty the obligations set forth in Article X of the Credit Agreement.  The foregoing description is qualified in its entirety by the complete terms of the Joinder Agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description

4.1

Second Supplemental Indenture, dated as of October 21, 2015, by and among TRAC Intermodal LLC, TRAC Intermodal Corp., TRAC Chassis Pool Management LLC, TRAC Services LLC and Wells Fargo Bank, National Association, as trustee and as notes collateral agent.

10.1	Joinder Agreement, dated as of October 21, 2015, by and between TRAC Chassis Pool Management LLC and JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Joinder Agreement, dated as of October 21, 2015, by and between TRAC Services LLC and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAC Intermodal LLC

Dated: October 23, 2015	By:	/s/ Gregg Carpene
Name: Gregg Carpene
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1

Second Supplemental Indenture, dated as of October 21, 2015, by and among TRAC Intermodal LLC, TRAC Intermodal Corp., TRAC Chassis Pool Management LLC, TRAC Services LLC and Wells Fargo Bank, National Association, as trustee and as notes collateral agent.

10.1	Joinder Agreement, dated as of October 21, 2015, by and between TRAC Chassis Pool Management LLC and JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Joinder Agreement, dated as of October 21, 2015, by and between TRAC Services LLC and JPMorgan Chase Bank, N.A., as administrative agent.